Vessels and Other Fixed Assets, Net (Table) (Details) - USD ($) $ in Thousands	Dec. 31, 2015	Dec. 31, 2014
Cost
Vessels and other fixed assets, net	$ 1,757,552	$ 1,441,851
Vessels and other fixed assets
Cost
Vessels	2,025,688	1,641,603
Other fixed assets	1,810	1,683
Total cost	2,027,498	1,643,286
Accumulated depreciation	$ (269,946)	$ (201,435)